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                                   EXHIBIT 23

                         CONSENT OF EXPERTS AND COUNSEL






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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
First Financial Bancorp, Inc.



We consent to the incorporation by reference in this Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 30, 1993 of our report on the financial statements included in the Form 10-KSB of First Financial Bancorp, Inc. for the year ended December 31, 1997.



                          Crowe, Chizek and Company LLP


Oak Brook, Illinois
March 31, 1998